                                                                   EXHIBIT 10.13

        ALL SECTIONS MARKED WITH TWO ASTERISKS ("**") REFLECT PORTIONS WHICH HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION BY FLOUR CITY INTERNATIONAL, INC. AS PART OF A REQUEST FOR CONFIDENTIAL TREATMENT.

                                         [APEX LETTERHEAD]
                                                                                   PURCHASE ORDER


                                                                             No. 1243
                                                                   Please show P.O. number on
                                                                   all invoices and packing lists

                                                                   Job No.   32895
                                                                             --------------------
                                                                   Cost Code 8900
                                                                             --------------------
                                                                   Page         1     of
                                                                             -------      -------

To:    Flour City Architectural Metals, Inc.      Date:     December 22, 1996
       ----------------------------------------             -------------------------------------
       915 Riverview Drive                        Project:  UC Davis Medical Center Tower II Main
       ----------------------------------------             ------------------------------------
       Johnson City, TN 37601                               2315 Stockton Blvd., Building 35
       ----------------------------------------             -------------------------------------
       Att: Mr. John Bernhardt                              Corner of Staff Lane & Doctor Way
       ----------------------------------------             -------------------------------------
Phone: 423-928-2724        Fax: 423-928-0216                Sacramento, California 95817
       ----------------------------------------             -------------------------------------
       [ X ] Confirmation                         Ship To:  Project or Apex CWG Facility
                                                            -------------------------------------
-------------------------------------------------------------------------------------------------
Ship Date       Ship Via    Terms                      Special Instructions
See Attached    Your        Pay when paid              Notify Project Manager 48 hours in advance
Schedule        Truck       within 10 days, Net 60     of each delivery

-------------------------------------------------------------------------------------------------
  Quantity            Received          Description                                  Price
-------------------------------------------------------------------------------------------------

Furnish only the window, curtain wall, panels, sunscreen and feature mullions in accordance with document inclusions, Apex CWG Scope of Work, Pricing Schedule, Additional Provisions, Scope
Exclusions and Assumptions and Clarifications (attached):

     Apex CWG Scope of Work                                                             (9 pages)
     Apex CWG Pricing Schedule                                                          (2 pages)
     Apex CWG Additional Provisions, Scope Exclusions, Assumptions and Clarifications   (5 pages)



         FOR THE SUM OF **
         FCAM potential incentives **




Accepted By:
            ----------------------------
Title:
            ----------------------------

Please direct all correspondence related to the project as follows:  Apex Curtain Wall Group
                                                                     41984 Rio Nedo, Suite 300
                                                                     Temecula, CA 92590
                                                                     Phone: 909-695-1993
                                                                     Fax:   909-695-7533

-------------------------------------------------------------------------------------------------

Note:  1. Ship no goods without a signed Purchase Order.   Apex Curtain Wall Group, A Division of
       2. Notify immediately of any delivery delay.        The Edifice Group Ltd.
       3. Send two (2) copies of every Invoice.
                                                           By  /s/ DAVID FERROT
                                                              -----------------------------------
                                                              Dave Ferrot, Senior Project Manager

                               [APEX LETTERHEAD]

        December 22, 1995
        Page 1 of 9


                           PURCHASE ORDER #32895-1243
                          "U.C. DAVIS MEDICAL CENTER"
                             SACRAMENTO, CALIFORNIA

                SCOPE OF WORK FOR GLAZED WINDOWS/CURTAIN WALLS,
                 INFILL PANELS, SUNSHADES AND FEATURE MULLIONS


A.   DOCUMENT INCLUSIONS

  1. Specifications: Dated August 19, 1995.

                  07430   Formed Metal Panels (pages 1-10)
                 *07900   Joint Sealers (pages 1-7)
                  08520   Aluminum Windows (pages 1-8)
                 *08800   Glazing (pages 1-11)
                  08920   Glazed Aluminum Curtain Walls, Window/Panels
                          and Entrances (pages 1-18)
                 *10210   Metal Wall Louvres (pages 1-4)
                 *Reference only

  2. Apex CWG take-off elevations: Forty nine (49) pages dated October
     1995.

  3. Architectural sheets: Volume IIA   A000 through A491 (plan)
                           Volume IIB   A500 through A925
                                        (Curtain wall package merged
                                        Volumes IIA/B issued August 10,
                                        1995 with applicable sheets for
                                        exterior wall, deleting A400 and
                                        A500 Series.)

  4. Structural drawings.  Volume I     SC000 through SC012 (for
                                        reference only)
                                        S001 through S909 (for reference
                                        only)

  5. Addendas 1 through 4.
B.   GENERAL SCOPE OF WORK

     Fully design, engineer, furnish, fabricate, assemble sunscreens and accent mullions, package and deliver to the facility or jobsite in Sacramento, California aluminum framing, including mock-ups per inclusion documents.

** Confidential treatment requested pursuant to Rule 406

"U.C. DAVIS MEDICAL CENTER"
APEX CURTAIN WALL GROUP, P.O. #32895-1243
DECEMBER 22, 1995
Page 2 of 9


C.      ENGINEERING AND OTHER SERVICES BY VENDOR

        1. Shop drawings: Provide per specification 07430, 08520 and 08920 for mock-ups and project, record and "as builts"*. (1 sepia or reproducible + 7 prints per submittal.) Shop drawings to also show glass, fasteners, hardware, sealant types, schedules and surrounding conditions by others. Resubmitted shop drawings to have all changes "clouded" and marked by delta designations.

        2. Other drawings: Perform other drawings necessary by specifications or as required, including but not limited to, embed layout drawings for precast, curtain wall mullion attachment anchor layout drawings, die drawings, piece fabrication drawings for all components. Assembly drawings will be limited in scope to show only vendor provided materials.

        3. Structural calculations: Provide per specification 07430, 08520 and 08920 for mock-up and project, stamped by California Professional Engineer for approval and record, inclusive of sunscreen curtain wall reinforcement, sunscreens and attachment, feature mullions, perimeter anchor/fasteners and precast embeds. (6 copies.)

        4. Certifications, product data, test reports and maintenance manual: Provide per specification 07430, 08520 and 08920 for mock-up and project for approval. Also include appropriate instruction/recommendations for installation, maintenance and cleaning, etc. for approval.

        5. Design systems to meet the performance requirements of specifications, codes and referenced documents. Importance factors for public facilities are applicable.

        6. Samples: Provide finish and other material samples as required by specification for your work for approval. (8 each, unless otherwise noted.)


                * APEX CWG to provide a complete marked set of FCAM drawings showing final field installation, being a reasonable amount and of minor change (approximately ** ). If excessive, FCAM reserves the right to be reimbursed for additional engineering costs.

"U.C. DAVIS MEDICAL CENTER"
APEX CURTAIN WALL GROUP, P.O. #23895-1243
DECEMBER 22, 1995
Page 3 of 9

     7. Prompt technical and problem solving support of Apex CWG field operations. Provide representative for mock up lab text.

     8. FCAM shall commit a project manager with proper authority, resources and time to perform this work.

     9. Provide panel sizes/types as a check for Apex CWG within two (2) weeks of approved drawings. Apex CWG will provide their glass take off of sizes to FCAM for review, however, FCAM will have no responsibility for the accuracy of such review. FCAM does take responsibility for accuracy of their drawings. Apex CWG will also cross check molded corner gaskets to glass.

    10. Work shall be engineered to simplify and benefit Apex CWG field operations. Means for anchoring, field hoisting and lifting will be mutually agreed.

D.   MATERIALS AND FINISHING BY VENDOR

     1. Aluminum components. Provide complete systems meeting performance criteria as specified, including sill framing member as noted, integral curtain wall panels, anchor clips, perimeter "T" anchors, secondary steel anchors to structure as shown, extrusions and other miscellaneous shapes in thickness and shapes with drawing requirements, die drawings, shop drawings and calculations. Evaluate system capacity and reinforce as required generally to support spans. Provide integral nested steel reinforcing for imposed loads of railings and sunscreens as required. Include die fabrication and die samples. Alloy shall be 6063-T5 or alloy and temper as may be required for structural reasons. Include thermal isolator required to meet performance criteria.

     2. Sunscreens: Provide complete engineered internal aluminum framework, reveals, closures, plate panels, anchor clips, and other miscellaneous shapes in thickness and configurations per drawing requirements. Sunscreens shall be pre-assembled frames complete with applied formed plate and ready for field attachment to curtain wall.

"U.C. DAVIS MEDICAL CENTER"
APEX CURTAIN WALL GROUP, P.O. #32895-1243
DECEMBER 22, 1995
Page 4 of 9


     3. Feature mullions: Provide engineered, fabricated and assembled formed aluminum plate feature mullions coped at sunscreens (integral and non-integral), closures, sleeves, anchors, embeds and other miscellaneous shapes in thickness and configurations per drawing requirements. Feature mullions shall be pre-assembled to the greatest extent possible, as mutually agreed by Apex CWG and FCAM. Material is to be ready for field attachment to embedments or Apex CWG installation to unit assemblies.

     4. Aluminum vents: Provide assembled concealed casement vents integral to windowall frames per architectural details and specifications. Include stainless steel four bar hinges with limit stops, maintenance key override and cast bronze handles. Provide glazing gaskets and accessories.

     5. Railings: Provide engineered, fabricated and assembled aluminum pipe railing assemblies, inclusive of reinforcing, anchors, sleeves and other miscellaneous shapes in thickness and configurations per drawing requirements.

     6. Finishing of aluminum components: For exposed to view interior and exterior surfaces provide a two coat 70% Kynar 500 resin, PPG UC35500 "Alabaster," or approved equal by architect, and as required to isolate dissimilar materials. Provide touch up paint as follows:
          Twenty four (24) aerosol spray cans and four (4) quarts of ADS for brush and/or spray applications.

     7. Glazing accessories: Provide setting blocks, anti-walk blocks, molded sponge gaskets, wedge gaskets, weatherstripping, sleeves, baffles, etc. per specifications and as required. Properly size all gaskets to ensure proper assembly and that all performance criteria are met. For items furnished loose to jobsite or facility, provide 5% extra (sponge and wedge gaskets as lineals).

     8. Fasteners: Provide assembly and perimeter fasteners, for attachment of FCAM item to FCAM's items only, per specifications also including washers, isolators, etc. For items furnished loose to jobsite or facility, provide 5% extra.

     9. Miscellaneous materials: Provide reinforcing, pre-cast embeds at punched windows, copings at FCAM's work only, flashing, isolators, spacers, sealants for FCAM shop assemblies. Include sill and mull framing members and expansion horizontal integral to the performing system. Provide preparation for windowashing inserts by others.

"U.C. DAVIS MEDICAL CENTER"
APEX CURTAIN WALL GROUP, P.O.#32895-1243
DECEMBER 22, 1995
Page 5 of 9


 10. Mock-ups: Per specifications. Basis of mock-up materials shall be per FCAM's drawing No. SK-M-1 dated 12/8/95 inclusive of curtain wall and punched window; feature mullion and sunscreens if required by Architect for aesthetic consideration.

 11. Exclusions: Lab fees and field water tests, (except for retests due to vendor's negligence or failures); perimeter sealants; shims; glass; louvres, slab edge angle, unit assembly/glazing and fasteners.

E.     FABRICATION BY VENDOR

       Provide all cutting, notching, milling, punching, drilling, etc. as required by drawings so that aluminum components are ready for assembly and installation (also including clear holes/slots at perimeter conditions). Fabrication is to be inclusive of all costs. Carry out fabrication so as not to damage finish. Tolerances of fabrication shall be as required for proper assembly, fit or as shown on fabrication drawings.

F.     ASSEMBLY BY VENDOR

   1. Subassembly: Install clips, pull-in gaskets, isolators, pocket reducers, end dams, steel reinforcing as applicable to panels component assembly, sunscreen component assembly and accent mullion assembly to the fullest extent possible as mutually agreed after drawings are approved.

G.     QUALITY BY VENDOR

   1. A detailed quality control/assurance program is to be established and submitted for approval. This program will be inclusive of all activities by FCAM and per specification.

   2. Trial operate and/or fit all vents, hardware and assemblies to ensure proper fit and operation. Make adjustments to all operating hardware items before shipment to ensure their proper function.

   3. Follow sealant manufacturer's recommendations for compatibility, preparation, application, documentation, periodic testing, etc. and forward written confirmation by manufacturer that all procedures are being followed only as applicable to FCAM's sealant work.

** Confidential treatment requested pursuant to Rule 406

"U.C. DAVIS MEDICAL CENTER"
APEX CURTAIN WALL GROUP, P.O. #32895-1243
DECEMBER 22, 1995
Page 6 of 9


     4. FCAM shall be responsible for the proper sizing of all gaskets to ensure the proper assembly of all components and to ensure that all performance testing criteria has been satisfied.

     5. All materials and work to be completed and shipped clean and free from defects.

     6.   FCAM to ensure fit of snaps and interlock parts.

    H.    PACKING AND SHIPPING BY VENDOR

     1. Provide adequate bundles, pallets or crates, blocking and bracing to avoid damage during shipment, handling and on-site storage. Bundles, pallets or crates shall be suitable for handling by forklift and crane with a maximum weight of 2,200 lbs. FCAM to provide sketches for approval by Apex CWG ** prior to shipping.

     2. Shipping terms are FOB jobsite or facility in Sacramento, California. Vendor to provide adequate insurance, etc. to cover replacement cost for damaged or lost goods in a timely fashion as mutually agreed to by Apex CWG and FCAM.

     3. Racks, crates, boxes, parts and units to be labeled and identified with mark numbers, quantities, etc. to correspond to the "master packing list". Package materials as mutually agreed to between FCAM and Apex CWG. Forty eight (48) hours prior to ship date, coordinate with Apex CWG on delivery time and date and overnight deliver "master packing list".

     4. Provide flatbed or ragtop trucking for direct jobsite hoist sequence for sunscreens and feature mullions. Trailers shall have a maximum four (4) hour layover time for jobsite or facility delivery at no additional charge to Apex CWG.

     5. Upon receipt of each delivery, Apex CWG to advise FCAM, in writing, and denote on Bill of Lading acknowledgment copy, and visible defects, shortages or damages. Within five (5) working days of delivery date Apex CWG is to advise FCAM, in writing, of any concealed damage or defects upon unpacking so FCAM can inspect same and correct as needed.

** Confidential treatment requested pursuant to Rule 406

"U.C. DAVIS MEDICAL CENTER"
APEX CURTAIN WALL GROUP, P.O. #32895-1243
DECEMBER 22, 1995
Page 7 of 9

I.   SCHEDULE

 1. Prepare mock-up shop drawings, calculations and other submittals per schedule below. Present mock-up shop drawings and profiles to Apex CWG per schedule, understanding that time of the essence, for review and comment.

 2. Prepare production shop drawings, calculations and other submittals per contract documents, and as mutually agreed to by Apex CWG and FCAM. Present (1 copy) shop drawings to Apex CWG for review and comment prior to formal approval to architect. Apex CWG will turn around advance set with any revisions within seventy two (72) hours. When FCAM has incorporated these changes we will submit for approval and we should base dates on a ** submissions time as stated in the specifications.

 3. Participate with Apex CWG in establishing a schedule of shipments in compliance with the mutually agreed schedule. Prepare all documents and materials within this established time frame. FCAM shall be responsible to meet all these agreed to dates or be responsible for additional costs associated with FCAM meeting the schedule due to FCAM's non-compliance.

 4.  Production durations:

                                                                   Calendar     Submit by
                                                 Incentive Award   Days (for   or Complete
Description                                       Amount/Dates     info only)   Activity
-----------                                      ---------------   ----------  -----------
     A. Notice of project start by State
          of California.                                                **          **
     B. Profile drawings.                                               **          **
     C. Mock-up drawings.                                               **          **
     D. Mock-up calculations.                     $   **                **          **
     E. Produce die drawings
          (from profile approval).                                      **          **
     F. Complete extrusion dies
          and release for samples.                                      **          **
     G. Submit shop drawings and
          calcs for punched openings.             $   **                **          **
     H. Submit shop drawings and
          calcs for curtain wall.                 $   **                **          **
     I. Receive returned set of punched
          opening shop drwgs                                            **          **
     J. Rcv returned set of c/w shp drwngs                              **          **

** Confidential treatment requested pursuant to Rule 406

"U.C. DAVIS MEDICAL CENTER"
APEX CURTAIN WALL GROUP, P.O. #32895-1243
DECEMBER 22, 1995
Page 8 of 9

                                                                   Calendar     Submit by
                                                 Incentive Award   Days (for   or Complete
Description                                       Amount/Dates     info only)   Activity
-----------                                      ---------------   ----------  -----------
     K. Receive approved drawings
           from architect                                              **          **
     L. Complete fabrication of
           mock up material                                            **          **
     M. Apex to submit to OSHPOD                                       **          **
     N. Ship material to chamber                  $   **               **          **
     O. Pass mock up testing                                           **          **
     P. Extrude, paint and fabricate job
           material per the following sequence:
        1. Deliver precast embeds
           to precaster                           $   **               **          **
        2. Complete shipment of all
           sunscreens & accent mullions
           for precast area                       $   **               **          **
        3. Complete shipment of
           punched openings for project           $   **               **          **
        4. Start shipments of c/w
           components sequenced per
           our schedule                           $   **               **          **
        5. Complete all shipments of
           c/w components                         $   **               **          **

---------------

* All asterisked dates to be mutually agreed to by Apex CWG and FCAM based on new erection information. Incentive dates are to be derived solely by Apex CWG.

 5. Apex CWG will authorize FCAM, in writing, to proceed with material production based on architect's approval while OSHPOD is reviewing drawings. Apex CWG will assume exposure for changes resulting from OSHPOD review.

** Confidential treatment requested pursuant to Rule 406

"U.C. DAVIS MEDICAL CENTER"
APEX CURTAIN WALL GROUP, P.O. #32895-1243
DECEMBER 22, 1995
Page 9 of 9

J.   WARRANTIES BY VENDOR

     Provide written manufacturer's warranties for Specification Section 08920, 1.11.B

          A.   ** general for materials and workmanship.
          B.   ** for Kynar paint finishes. ( ** year if available.)

     Manufacturer's warranties will be provided to the extent available from the manufacturer. Warranty periods commence on date of substantial completion of project. Provide written warranties prior to final payment.

K.   NO COMMUNICATION AGREEMENT

     See Non-Compete Agreement document dated January 15, 1996.

** Confidential treatment requested pursuant to Rule 406

[APEX LOGO]


December 22, 1995
Page 1 of 2


                          "U.C. DAVIS MEDICAL CENTER"
                             SACRAMENTO, CALIFORNIA
                                PRICING SCHEDULE
                    APEX CURTAIN WALL GROUP P.O. #32895-1243

BASE PRICING

1. 07430  Formed metal panels (engineered, finished/
          fabricated system, FOB jobsite).                  $   **

2. 08520  Aluminum windows
   08920 Glazed aluminum curtain walls, window/panels and entrances.

      A.  Aluminum window/curtain walls, vents and
          railings. (Engineering, mock-ups, finished/
          fabricated/reinforced systems for sunscreens,
          K.D. FOB jobsite Sacramento facility).            $   **

      B.  Assembled sunscreens. (Engineering,
          mock-ups, finished/fabricated/assembled,
          prepared for attachment to reinforced curtain
          walls and outrigger, FOB jobsite).                $   **

      C.  Assembled feature mullions, embeds,
          anchorage. (Engineering, mock-ups, finished/
          fabricated/assembled FOB jobsite.)                $   **

      D.  Glazed infill aluminum panels.
          (Engineering, mock-ups, finished/fabricated/
          assembled, FOB Sacramento facility.)              $   **
                                                            -----------

                                                            $   **

[COMPANY LETTERHEAD]

** Confidential treatment requested pursuant to Rule 406

December 22, 1995
Page 2 of 2



3.  Total incentives per attached schedule, page 7 and 8,
       Article I.4. indicating breakdown of amount and
       payment due upon achieving a date or if delayed
       through no fault of FCAM.                            $   **

       LUMP SUM TOTAL                                       $   **


Note: FCAM excluded sales tax. FCAM shall separately add and invoice for sales tax, except for engineering, labor only functions and freight, to be identified as a line item in schedule of values as submitted FCAM, accepted by Apex CWG and as allowed by taxing authorities.

[APEX CURTAIN WALL GROUP LOGO]

December 22, 1995
Page 1 of 5

                           PURCHASE ORDER 32895-1243
                          "U.C. DAVIS MEDICAL CENTER"
                             SACRAMENTO CALIFORNIA

ADDITIONAL PROVISIONS

 1.  Product descriptions shall be as follows: (For Information Only)

     A.   Curtain Wall - 3"x6 1/4" offset unitized aluminum system.
     B. Punched Windows - 2 1/2"x5 1/4" aluminum framing with detached sunshades and nineteen (19) inswing casements.
     C. Aluminum Sunshades - Fabricated and assembled with all structural support assemblies to curtain wall as specified.
     D. Aluminum Wall Panels - .125 fabricated and assembled veneer panels for attachment to stud substructure by others.
     E. Aluminum Feature Mullions - .125 fabricated and assembled units for jobsite installation.
     F. Glaze In Aluminum Panel - .125 fabricated with perimeter extrusions per approved shop drawings, KD to assembly facility.
     G. Miscellaneous Aluminum, Parapets, Soffits, Railings, Canopies, Closures per architectural document drawings and Apex CWG take off.

 2. FCAM to provide thermal break at FCAM risk with CRF rating per contract documents, until relieved by architectural approval. Upon approval, no credit will be due to Apex CWG for this deletion.

 3. Interior trims as integral to core framing are included as noted on architectural documents.

 4.  Flashings will be provided integral to curtain wall as detailed.

 5. Structural support and anchor per detail 5/A841 ninth floor level is included in FCAM's scope of work.

 6. FCAM to provide engineered products consistent with FCAM's approved profile drawings submitted for shape approval, unless agreed to otherwise by Apex CWG in writing.



[APEX CURTAIN WALL GROUP LETTERHEAD]

** Confidential treatment requested pursuant to Rule 406

"UC Davis Medical Center"
Page 2 of 5


7.   Wall closure per 7/A831 typically is excluded from FCAM's scope.

8. Aluminum back up angle at precast for curtain wall seismic joints is excluded typically per 4/A832, 1B, 1C, 2/A837 etc.

9. Aluminum back up angle for drywall joint is excluded typically per 1/A839, 4/A839.

10. Soffit bracing and steel support framing marked "8A, by curtain wall supplier" is specifically included.

11. Metal panels are included at the seismic "tunnel". Expansion joint materials are excluded (studwork, drywall, etc.)

12. Progress payment shall be based upon a mutually acceptable schedule of values, with separate line items for engineering, calculations, mock up, dedicated material, fabricated material, other materials, including stored off-site materials as inspected and approved by owner representative (cost of inspection is by Owner), sales tax and material deliveries.

13. FCAM to participate in mediating the schedule within forty eight (48) hours of written notification with any means necessary if FCAM is late for it's scope of work through no fault of Apex CWG or the project team.

14. FCAM to provide corporate letter of guarantee at no additional charge to Apex CWG.

15. Apex CWG shall have final assessment and make payment to FCAM within ** of being invoiced for meeting "the spirit of" the incentive dates or if date is delayed through no fault of FCAM.


SCOPE EXCLUSIONS

1.   Receipt, unloading, handling or distribution of shipped materials.

2. Assembly of fabricated materials except as qualified elsewhere in this Purchase Order.

"UC Davis Medical Center"
Page 3 of 5


3.   Erection of materials. Also, field shims, and field caulking materials.

4.   Assembly sealants for assembly work not performed by FCAM.

5.   Glass or glazing.

6.   Doors or any associated hardware.

7.   Insulation or firesafing.

8. Windowashing tracks or tie-back buttons, or installation of same. Reinforcement and preparation only is included.

9.   Interior work of any type.

10. Flashing or sub-flashing materials, except if integral to and necessary for the system's design.

11. Protective or strippable coatings on any material. However, FCAM to comply with Section 7430, Paragraph 1.10, Item C wrapping and protecting all parts.

12. Repair or replacement of our fabricated and shipped materials, except if damaged in transit.

13.  Performance mock-up test fees.

14.  Assembly or erection of mock-up materials.

15. Separate and/or dedicated materials for visual mock-ups. However, Apex CWG may request sunscreen and accent mullion assemblies earlier for coordination with the precaster.

16.  Field water test costs or personnel to attend same.

17.  Permits or fees.

18.  Attic stock.

** Confidential treatment requested pursuant to Rule 406


"UC Davis Medical Center"
Page 4 of 5


19. Interior floor closure, ceiling trim or special edge trim not directly identified as curtain wall components.

20.  Liquidated damage assessment of any type.

21. Column covers, panel liners and closure panels not included in your scope of work.


ASSUMPTIONS AND CLARIFICATIONS

1. FCAM will provide its standard materials and workmanship warranty of ** from date of material shipment.

2. Performance mock up testing costs will be limited to the engineering and furnishing of fabricated curtain wall components; and associated travel and per diem expenses of FCAM's personnel only. Mock up testing procedures will conform to ASTM and AAMA procedures and guidelines.

3. Finishing of materials prior to or after fabrication of components will be at FCAM's option. We have included finishing of aluminum surfaces exposed to view only, including exposed edges.

4. Performance and quality standards of FCAM's system and fabricated materials will meet or exceed manufacturing and industry standards, without modifications.

6. The building structure and surrounding materials shall be sufficient to accommodate the loadings and anchorage from our work, without any backing plates, reinforcing, stiffening and bracing by FCAM except where specifically called out.

7. FCAM to provide calculations stamped by its in-house registered California P.E. Only if this procedure is deemed not acceptably by the Project Architect or OSHPOD will FCAM stamp these documents with a Registered California Structural Engineer.

"UC Davis Medical Center"
Page 5 of 5


8. FCAM will not perform additional or extra work without written authorized purchase change orders.

9. FCAM will not accept responsibility of delays not caused by its own performance. If any "owner" compensible delays occur resulting in extra costs as documented by actual invoices to FCAM, such costs will be submitted by Apex CWG to Centex Golden for payment.

10. A joint check agreement as per California law can be set up later with the General Contractor (Centex-Golden) for payment disbursement to FCAM, to be utilized as per California law. (A $50.00 fee will be assessed FCAM if agreement is used per application by Centex Golden.) Also note, once joint check agreement is implemented Apex CWG has no further responsibility to track or expedite payments and Apex CWG cannot be delayed shipments due to non-payment by General Contractor.


                          ____________________________



        This Exhibit 10.14 does not include a certain Letter of Guarantee from Armco, Inc., to Apex Curtain Wall Group dated February 29, 1996 wherein Armco agreed to guarantee FCAM's performance under Purchase Order No. 1243. The Company consents to furnish supplementally a copy of the foregoing letter to the Commission upon request.